UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2013

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Regulatory Approvals

On December 10, 2013, MetroCorp Bancshares, Inc. (“MetroCorp”) issued a press release announcing that the State of California Department of Business Oversight had approved the applications for the mergers of Metro United Bank and Metro Bank National Association with and into East West Bank. The press release also disclosed that the Federal Reserve Bank of San Francisco has indicated that it does not object to the consummation of the proposed merger of MetroCorp, a Texas corporation and parent company of Metro United Bank and Metro Bank National Association, with and into East West Bancorp (“East West”), a Delaware corporation and parent company of East West Bank, with East West surviving the merger (the “Merger”), without the filing of a formal application. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Settlement of Certain Litigation

MetroCorp, the members of its board of directors and East West have been named as defendants in a putative class action filed on behalf of MetroCorp shareholders filed in the United States District Court for the Southern District of Texas, Houston Division (the “Court”), captioned In re MetroCorp Bancshares, Inc. Shareholder Litigation, No. 4:13-cv-03198 (the “Action”), challenging, among other things, the Agreement and Plan of Merger, dated as of September 18, 2013 (the “Merger Agreement”), by and between East West and MetroCorp and the proposed Merger.

On December 10, 2013, following settlement discussions, the defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of the Action. In connection with the settlement contemplated by the memorandum of understanding, in consideration for the full settlement and release of all claims under the Action, MetroCorp and East West agreed to make certain additional disclosures related to the proposed Merger, which are contained in this Current Report on Form 8-K (this “Current Report”). East West has further agreed to forbear from requiring that the full 3% termination fee payable by MetroCorp in the event that the Merger Agreement is terminated under certain circumstances be paid, instead requiring that a termination fee of 2.5% of the merger consideration be paid in such circumstances. The memorandum of understanding contemplates that the parties will negotiate in good faith and use their reasonable best efforts to enter into a stipulation of settlement.

The stipulation of settlement will be subject to customary conditions, including Court approval following notice to MetroCorp’s shareholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

The settlement will not affect the timing of the special meeting of MetroCorp shareholders, which is scheduled to be held on December 16, 2013, but it may affect the amount of merger consideration depending on whether the merger consideration is calculated at $14.60 per share or 1.72 times the per share tangible equity, as adjusted. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. MetroCorp, East West and the directors of MetroCorp continue to believe that the Action is without merit and vigorously deny the allegations that MetroCorp’s directors breached their fiduciary duties. Likewise, neither MetroCorp, East West nor the directors of MetroCorp believe that any disclosures regarding the Merger are required under applicable laws other than that which has already been provided in MetroCorp’s definitive proxy statement filed with the Securities and Exchange Commission on November 8, 2013 (the “Proxy Statement”). Furthermore, nothing in this Current Report or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report. However, to avoid the risk of the putative shareholder class action delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to fully and finally resolve the claims, MetroCorp and East West have agreed to make these supplemental disclosures to the Proxy Statement.

SUPPLEMENT TO THE PROXY STATEMENT

In connection with the settlement of certain outstanding shareholder litigation as described in this Current Report, MetroCorp has agreed to make these supplemental disclosures to its Proxy Statement, without admitting in any way that the disclosures below are material or otherwise required by law. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the filed Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

The following disclosure supplements the information set forth in the first paragraph on page 38 of the Proxy Statement under the heading “Background of the Merger” by adding the following after the second sentence:

In early 2013, MetroCorp retained a consultant in China to, among other duties, identify any Chinese financial institution that was interested in entering the U.S. market through a business combination with MetroCorp.

The following disclosure supplements the information set forth in the fourth paragraph on page 38 of the Proxy Statement under the heading “Background of the Merger” by adding the following before the first sentence:

On August 14, 2013, Mr. Ng and Mr. Lee met for dinner in Los Angeles during which Mr. Lee advised Mr. Ng that MetroCorp was amenable to receiving a specific indication of interest from East West. They further discussed, among other topics, share price as a multiple of tangible book value and premium to market pricing indicated in recent Texas bank and Asian ethnic bank transactions.

The following disclosure supplements the information set forth in the fourth paragraph on page 38 of the Proxy Statement under the heading “Background of the Merger” by adding the following at the end of that paragraph:

After discussing recent financial institution acquisition activity, it was agreed that for strategic reasons Mr. Lee would recommend that Sandler O’Neill, rather than the investment bank engaged in 2011, be engaged to render a fairness opinion with respect to the transaction with East West.

The third sentence of the third paragraph on page 39 of the Proxy Statement under the heading “Background of the Merger” is revised to read as follows:

The board of directors also approved the engagement of Sandler O’Neill to advise MetroCorp and render a fairness opinion and the two members of the board of directors unable to attend the meeting conveyed their oral support of the engagement of Sandler O’Neill.

The following disclosure supplements the information set forth in the sixth paragraph on page 39 of the Proxy Statement under the heading “Background of the Merger” by adding the following after the fourth sentence:

On September 11, 2013, Mr. Ng advised Mr. Lee by email that East West had recalculated the purchase price from $281 million to $273 million, thus lowering the purchase price from an estimated $15.00 per share as set forth in East West’s letter of intent to $14.60. In that same email, Mr. Ng advised Mr. Lee that East West, as opposed to MetroCorp, would pay for approximately $2.5 million in employee stock options, as well as Mr. Lee’s severance package with MetroCorp, worth approximately $1.785 million.

The following disclosure supplements the information set forth in the table and related footnotes on page 47 of the Proxy Statement, under the heading “Opinion of MetroCorp’s Financial Advisor – MetroCorp: Comparable Company Analysis”:

		Capital Position			LTM Profitability							Asset Quality						Valuation
																		Price/
			Tier 1	Total				Net				LLR/		NPAs¹/		NCOs/		Tang.		2013	2014
	Total	TCE/	RBC	RBC				Interest		Efficiency		Gross		Total		Avg.		Book	LTM	Est.	Est.	Market
	Assets	TA	Ratio	Ratio	ROAA	ROAE		Margin		Ratio		Loans		Assets		Loans		Value	EPS	EPS	EPS	Value
Company	($mm)	(%)	(%)	(%)	(%)	(%)		(%)		(%)		(%)		(%)		(%)		(%)	(x)	(x)	(x)	($mm)
ViewPoint Financial Group, Inc.	3,594	14.10	17.98	18.67	1.09	7.24		3.71		57.3		0.70		0.71		0.19		159	20.3	21.8	19.3	801
Southside Bancshares, Inc.	3,385	6.34	19.83	21.04	1.07	13.29		3.24		64.2		1.42		0.36		0.68		217	13.2	17.3	16.7	463
First NBC Bank Holding Company	3,027	10.12	14.81	15.95	1.14	11.75		3.20		66.5		1.32		0.78		0.03		140	12.0	11.5	10.0	427
CoBiz Financial Inc.	2,739	7.54	14.52	16.70	1.04	10.58		3.84		71.4		2.14		2.28		0.12		183	14.9	14.4	13.2	378
Southwest Bancorp, Inc.	2,032	12.12	22.48	23.78	0.64	5.32		3.31		68.4		3.07		1.51		0.50		117	24.1	21.9	18.8	289
Independent Bank Group, Inc.	1,906	9.74	13.80	15.69	1.30	15.49		4.40		64.5		0.84		1.27		0.08		235	14.3	19.5	17.5	430
Guaranty Bancorp	1,866	9.55	13.71	14.96	0.66	6.44		3.60		72.3		1.63		1.53		1.26		143	20.5	18.4	16.4	242
MidSouth Bancorp, Inc.	1,864	5.21	13.24	13.95	0.70	6.33		4.59		73.4		0.76		0.76		0.07		186	17.6	13.6	12.8	176
First Guaranty Bancshares, Inc.	1,423	5.68	13.54	14.64	0.74	7.73		2.93		65.5		1.48		2.20		0.02		106	9.6	NA	NA	85
OmniAmerican Bancorp, Inc.	1,316	15.38	23.03	23.88	0.47	2.95		3.20		82.8		0.88		1.75		0.49		131	40.5	NM	39.8	265
North Dallas Bank & Trust Co.	1,247	10.24	31.06	32.32	0.41	4.22	²	2.10	²	67.7	²	1.98	²	0.51	²	0.25	²	98	24.3	NA	NA	125

Median	1,906	9.74	14.81	16.70	0.74	7.24		3.31		67.7		1.42		1.27		0.19		143	17.6	17.9	16.7	289

MetroCorp Bancshares, Inc.	1,586	10.40	15.84	17.10	0.75	6.52		3.68		73.0		1.85		1.74		0.34		119	17.0	17.3	13.6	194

*	Financial data as of or for the period ending June 30, 2013; market data as of September 16, 2013
1)	Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and foreclosed or repossessed assets
2)	Financial data as of or for the period ending March 31, 2013
3)	Closing price divided by median analyst estimate for 2013 as of September 16, 2013; Source: FactSet First Call
4)	Closing price divided by median analyst estimate for 2014 as of September 16, 2013; Source: FactSet First Call

Source: SNL Financial

The following disclosure supplements the information set forth in the table and related footnotes on page 48 of the Proxy Statement, under the heading “Opinion of MetroCorp’s Financial Advisor – East West: Comparable Company Analysis”:

		Capital Position			LTM Profitability				Asset Quality			Valuation
												Price/
			Tier 1	Total			Net		LLR/	NPAs¹/	NCOs/	Tang.		2013	2014
	Total	TCE/	RBC	RBC			Interest	Efficiency	Gross	Total	Avg.	Book	LTM	Est.	Est.	Market
	Assets	TA	Ratio	Ratio	ROAA	ROAE	Margin	Ratio	Loans	Assets	Loans	Value	EPS	EPS	EPS	Value
Company	($mm)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)	($mm)
BOK Financial Corporation	27,808	9.38	13.36	15.27	1.25	11.40	2.85	61.2	1.59	0.72	0.07	172	13.1	13.6	13.6	4,427
City National Corporation	27,380	6.32	9.74	12.78	0.81	8.93	3.31	67.3	1.88	0.55	(0.19)	214	17.2	17.1	16.7	3,656
Synovus Financial Corp.	26,563	9.71	13.49	15.99	3.18	25.78	3.39	63.1	1.70	4.78	0.61	113	3.8	22.9	16.1	3,140
First Horizon National Corporation	25,133	7.95	13.26	15.53	0.65	6.35	3.03	77.1	1.58	3.53	0.45	138	18.7	15.6	13.0	2,742
Associated Banc-Corp	23,617	8.25	11.88	13.29	0.83	6.41	3.22	67.9	1.74	1.54	0.35	138	14.6	14.9	14.9	2,592
FirstMerit Corporation	23,532	7.61	11.40	13.91	0.95	8.43	3.74	59.7	1.05	0.55	0.10	200	16.3	16.4	13.3	3,463
Cullen/Frost Bankers, Inc.	22,572	7.90	14.22	15.39	1.07	9.64	3.42	60.9	1.01	0.45	0.16	235	18.5	18.4	17.1	4,203
SVB Financial Group	22,154	8.34	12.84	14.03	1.31	11.09	3.22	65.9	1.24	0.19	0.50	207	21.0	20.9	20.4	3,838
Commerce Bancshares, Inc.	21,910	9.06	13.58	14.85	1.22	11.67	3.22	58.7	1.60	0.54	0.37	199	15.3	15.2	14.7	3,972
First Citizens BancShares, Inc.	21,309	8.65	14.91	16.41	0.76	8.35	4.50	69.5	1.96	0.89	0.15	107	12.5	NA	NA	1,946
Webster Financial Corporation	20,329	7.27	12.93	14.19	0.92	8.83	3.26	61.4	1.33	2.28	0.43	161	13.3	13.3	12.8	2,313

Median	23,532	8.25	13.26	14.85	0.95	8.93	3.26	63.1	1.59	0.72	0.35	172	15.3	16.0	14.8	3,463

East West Bancorp, Inc.	23,308	8.15	12.88	14.35	1.29	12.34	4.39	44.5	1.50	0.87	0.12	221	15.0	14.3	13.6	4,118

*	Financial data as of or for the period ending June 30, 2013; market data as of September 16, 2013
1)	Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and foreclosed or repossessed assets
2)	Closing price divided by median analyst estimate for 2013 as of September 16, 2013; Source: FactSet First Call
3)	Closing price divided by median analyst estimate for 2014 as of September 16, 2013; Source: FactSet First Call

Source: SNL Financial

The first sentence of the third full paragraph on page 48 of the Proxy Statement under the heading “Opinion of MetroCorp’s Financial Advisor—Analysis of Selected Merger Transactions,” is revised to read as follows:

Sandler O’Neill reviewed the following multiples: transaction price to last twelve months’ earnings per share, transaction price to estimated earnings per share, transaction price to stated book value, transaction price to stated tangible book value, core deposit premium, and transaction price to seller price one month before announcement.

The following disclosure supplements the information set forth in the table and related footnotes on page 48 of the Proxy Statement, under the heading “Opinion of MetroCorp’s Financial Advisor—Analysis of Selected Merger Transactions”:

Southwest Merger Transactions

			Transaction Information						Seller Information
			Price/				Core	1-Month
			LTM	Est.	Book		Deposit	Market	Total	TCE/	YTD	Res./	NPAs¹/
		Annc.	Earnings	EPS	Value	TBV	Premium	Premium	Assets	TA	ROAA	Loans	Assets
Acquiror	Target	Date	(x)	(x)	(%)	(%)	(%)	(%)	($)	(%)	(%)	(%)	(%)
Prosperity Bancshares Inc.	F & M Bancorp. Inc.	08/29/13	15.8	—	185	185	4.8	(36.3)	2,436.7	5.40	0.60	1.25	0.56
Cullen/Frost Bankers Inc.	WNB Bancshares Inc.	08/13/13	12.8	—	284	284	13.2	—	1,417.0	5.46	1.94	1.38	0.21
Prosperity Bancshares Inc.	FVNB Corp.	05/24/13	17.8	—	179	230	11.1	—	2,410.6	6.23	1.10	1.55	0.58
Prosperity Bancshares Inc.	Coppermark Bancshares Inc.	09/21/12	13.1	—	159	159	6.9	—	1,325.0	9.24	1.11	1.32	1.71
Hilltop Holdings Inc.	PlainsCapital Corp.	05/08/12	8.6	—	114	128	4.4	—	5,787.6	6.59	1.51	1.47	1.69
Cadence Bancorp LLC	Encore Bancshares Inc.	03/05/12	NM	24.8	171	240	13.8	37.5	1,522.6	6.76	0.49	1.75	1.12
Carlile Bancshares Inc.	Northstar Financial Corp.	02/21/12	18.2	—	173	174	7.4	—	949.8	6.92	1.08	1.78	2.00
Prosperity Bancshares Inc.	American State Financial Corp.	01/12/12	12.6	—	189	206	13.5	—	3,081.7	8.38	1.48	2.02	0.30
IBERIABANK Corp.	Cameron Bancshares Inc.	03/10/11	14.6	—	174	174	11.9	—	705.7	10.96	1.29	1.32	1.34
Comerica Inc.	Sterling Bancshares Inc.	01/16/11	NM	—	162	230	16.7	53.7	5,039.6	9.13	(0.03)	2.81	3.89

Median			13.8	NM¹	174	196	11.5	37.5	1,966.6	6.84	1.11	1.51	1.23

1)	Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and foreclosed or repossessed assets

Source: SNL Financial

Nationwide Merger Transactions

			Transaction Information						Seller Information
			Price/				Core	1-Month
			LTM	Est.	Book		Deposit	Market	Total	TCE/	YTD	Res./	NPAs¹/
		Annc.	Earnings	EPS	Value	TBV	Premium	Premium	Assets	TA	ROAA	Loans	Assets
Acquiror	Target	Date	(x)	(x)	(%)	(%)	(%)	(%)	($)	(%)	(%)	(%)	(%)
Prosperity Bancshares Inc.	F & M Bancorp. Inc.	08/29/13	15.8	—	185	185	4.8	(36.3)	2,437	5.40	0.60	1.25	0.56
Cullen/Frost Bankers Inc.	WNB Bancshares Inc.	08/13/13	12.8	—	284	284	13.2	—	1,417	5.46	1.94	1.38	0.21
Prosperity Bancshares Inc.	FVNB Corp.	05/24/13	17.8	—	179	230	11.1	—	2,411	6.23	1.10	1.55	0.58
Home BancShares Inc.	Liberty Bancshares Inc	05/21/13	12.7	—	106	162	3.3	—	2,853	6.26	0.80	1.87	3.39
Provident New York Bancorp	Sterling Bancorp	04/03/13	17.1	15.4	150	168	8.1	8.4	2,751	7.50	0.78	1.26	0.49
SCBT Financial Corp.	First Financial Holdings Inc.	02/19/13	12.0	15.3	127	132	3.4	32.5	3,216	7.07	0.89	1.73	1.54
PacWest Bancorp	First California Financial Grp	11/06/12	21.1	20.0	111	170	5.4	15.3	1,991	7.18	0.64	1.55	1.95
NBT Bancorp Inc.	Alliance Financial Corp.	10/07/12	19.1	21.0	157	212	12.4	32.4	1,423	7.85	0.78	0.99	0.62
Cadence Bancorp LLC	Encore Bancshares Inc.	03/05/12	NM	24.8	171	240	13.8	37.5	1,523	6.76	0.49	1.75	1.12
Susquehanna Bancshares Inc.	Tower Bancorp Inc.	06/20/11	NM	21.9	135	149	6.0	38.4	2,616	8.83	0.05	0.72	1.60
Valley National Bancorp	State Bancorp Inc.	04/28/11	23.7	22.2	188	188	8.2	35.1	1,580	7.67	0.76	2.40	2.46
Brookline Bancorp Inc.	Bancorp Rhode Island Inc.	04/19/11	22.9	22.1	175	193	11.8	58.5	1,604	7.31	0.62	1.61	1.13
Susquehanna Bancshares Inc.	Abington Bancorp Inc	01/26/11	33.4	31.1	124	124	9.1	9.4	1,247	16.99	0.61	0.61	3.18

Median			17.8	21.9	157	185	8.2	32.4	1,991	7.18	0.76	1.55	1.13

1)	Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and foreclosed or repossessed assets

Source: SNL Financial

The first sentence of the first paragraph on page 49 of the Proxy Statement under the heading “Opinion of MetroCorp’s Financial Advisor—Analysis of Selected Merger Transactions – Imputed Valuation,” is revised to read as follows:

The below shows the imputed valuation for MetroCorp based on the application of median and mean multiples observed from the above transactions.

The following disclosure supplements the information set forth in the first sentence of the first paragraph on page 49 of the Proxy Statement, under the heading “Opinion of MetroCorp’s Financial Advisor – MetroCorp: Net Present Value Analysis”:

	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
Net Income	$11,228	$14,229	$15,225	$16,291	$17,431
Earnings per Share	$0.60	$0.76	$0.81	$0.87	$0.93
Dividends per Share	$0.06	$0.08	$0.08	$0.08	$0.08
Tangible Book Value per Share	$8.99	$9.67	$10.40	$11.19	$12.05

Actual results could vary materially from the above unaudited prospective financial estimates. These estimates are based on publicly available median analyst earnings estimates for the years ending December 31, 2013 and December 31, 2014 and a publicly available long-term growth rate for the years thereafter and were not prepared by East West or MetroCorp. East West and MetroCorp do not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. The above unaudited prospective financial estimates are included in this document solely because such estimates were utilized by Sandler O’Neill in connection with its financial analysis. The inclusion of the above unaudited prospective financial estimates in this document should not be regarded as an indication that such estimates will be predictive of actual future events nor construed as financial guidance, and they should not be relied on as such, and such inclusion should not be regarded as an indication that any of East West, MetroCorp, Sandler O’Neill or any other person considered, or now considers, such estimates to be necessarily predictive of actual future results. Neither East West’s and MetroCorp’s independent auditors nor any other independent accountants have compiled, examined, or performed any procedures with respect to the above unaudited prospective financial estimates, nor have they expressed any opinion or any other form of assurance on such estimates or their achievability. In addition, Sandler O’Neill did not express any opinion or any other form of assurance on such estimates or their achievability. By including the above unaudited prospective financial estimates in this document, none of East West, MetroCorp or any of their respective representatives has made or makes any representation to any person regarding these estimates. Readers of this document are cautioned not to place undue reliance on the above unaudited prospective financial estimates.

The following disclosure supplements the information set forth in the first sentence of the second paragraph on page 50 of the Proxy Statement, under the heading “Opinion of MetroCorp’s Financial Advisor – East West: Net Present Value Analysis”:

	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
Net Income	$288,810	$303,182	$328,986	$357,010	$387,497
Earnings per Share	$2.09	$2.20	$2.39	$2.59	$2.81
Dividends per Share	$0.60	$0.60	$0.60	$0.60	$0.60
Tangible Book Value per Share	$14.37	$16.03	$17.88	$19.92	$22.18

Actual results could vary materially from the above unaudited prospective financial estimates. These estimates are based on publicly available median analyst earnings estimates for the years ending December 31, 2013 and December 31, 2014 and a publicly available long-term growth rate for the years thereafter and were not prepared by East West or MetroCorp. East West and MetroCorp do not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. The above unaudited prospective financial estimates are included in this document solely because such estimates were utilized by Sandler O’Neill in connection with its financial analysis. The inclusion of the above unaudited prospective financial estimates in this document should not be regarded as an indication that such estimates will be predictive of actual future events nor construed as financial guidance, and they should not be relied on as such, and such inclusion should not be regarded as an indication that any of East West, MetroCorp, Sandler O’Neill or any other person considered, or now considers, such estimates to be necessarily predictive of actual future results. Neither East West’s and MetroCorp’s independent auditors nor any other independent accountants have compiled, examined, or performed any procedures with respect to the above unaudited prospective financial estimates, nor have they expressed any opinion or any other form of assurance on such estimates or their achievability. In addition, Sandler O’Neill did not express any opinion or any other form of assurance on such estimates or their achievability. By including the above unaudited prospective financial estimates in this document, none of East West, MetroCorp or any of their respective representatives has made or makes any representation to any person regarding these estimates. Readers of this document are cautioned not to place undue reliance on the above unaudited prospective financial estimates.

The following disclosure supplements the information set forth in the second sentence of the first paragraph under the heading “Opinion of MetroCorp’s Financial Advisor – Sandler O’Neill’s Compensation and Other Relationships with MetroCorp Bancshares, Inc.” on page 52 of the Proxy Statement by adding the following:

Sandler O’Neill is not entitled to receive any additional compensation contingent upon the consummation of the proposed merger.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain forward-looking information about East West Bancorp, Inc., MetroCorp Bancshares, Inc., and the combined company after the close of the Merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about East West, MetroCorp and the combined company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of East West, MetroCorp and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. In addition to factors previously disclosed in reports filed by East West and MetroCorp with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MetroCorp’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of MetroCorp shareholders to adopt the Merger Agreement; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the risk that integration of MetroCorp’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on East West’s, MetroCorp’s or the combined company’s respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.

Important Information About the Proposed Merger and Where to Find It

In connection with the proposed Merger, East West has filed with the SEC a registration statement on Form S-4, which includes the proxy statement/prospectus with respect to the proposed acquisition of MetroCorp. INVESTORS AND SECURITY HOLDERS OF METROCORP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING EAST WEST, METROCORP AND THE PROPOSED MERGER. Investors may obtain a free copy of the registration statement and proxy statement/prospectus, as well as other filings containing information about East West and MetroCorp, without charge, at the SEC’s website at

http://www.sec.gov/. Investors may also obtain these documents, without charge, from East West’s website at http://www.eastwestbank.com or by contacting East West’s investor relations department at (626) 768-6800 or from MetroCorp’s website at https://www.metrobank-na.com or by contacting MetroCorp’s investor relations department at (713) 776-3876.

Participants in a Solicitation

MetroCorp and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of MetroCorp and their ownership of MetroCorp common stock is set forth in the Proxy Statement as previously filed with the SEC. Additional information regarding the interests of such participants in the proposed Merger is included in the proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: December 10, 2013	By:	/s/ George M. Lee
George M. Lee
Co-Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 10, 2013